Effective September 21 2010
the Companys Name Changed to
Dixons Retail PLC.


Exhibit A to Deposit
Agreement
No.AMERICAN
DEPOSIT SHARES
Each American Depositary
Share
represents three 3 deposited
Shares
THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF THE
NOMINAL VALUE OF 10 PENCE
EACH OF
DIXONS GROUP PLC
INCORPORATED UNDER THE LAWS
OF ENGLAND
      The Bank of New York
as depositary hereinafter
called the Depositary hereby
certifies that
r registered assigns IS THE
OWNER OF
AMERICAN DEPOSITARY SHARES
representing deposited
Ordinary Shares herein
called Shares of Dixons
Group plc incorporated under
the laws of England herein
called the Company.  At the
date hereof each American
Depositary Share represents
three 3 Shares which are
either deposited or subject
to deposit under the deposit
agreement at the London
England office of The Bank
of New York herein called
the Custodian.  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office
is located at 101 Barclay
Street New York N.Y. 10286
and its principal executive
office is located at 48 Wall
Street New York N.Y. 10286.
THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET NEW YORK
N.Y.  10286


1. THE DEPOSIT AGREEMENT.
      This American
Depositary Receipt is one of
an issue herein called
Receipts all issued and to
be issued upon the terms and
conditions set forth in the
Amended and Restated Deposit
Agreement dated as of March
10 1997 herein called the
Deposit Agreement by and
among the Company the
Depositary and all Owners
and Beneficial Owners from
time to time of Receipts
issued thereunder each of
whom by accepting a Receipt
agrees to become a party
thereto and become bound by
all the terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and
Beneficial Owners of the
Receipts and the rights and
duties of the Depositary in
respect of the Shares
deposited thereunder and any
and all other securities
property and cash from time
to time received in respect
of such Shares and held
thereunder such Shares
securities property and cash
are herein called Deposited
Securities.  Copies of the
Deposit Agreement are on
file at the Depositarys
Corporate Trust Office in
New York City and at the
office of the Custodian.
      The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of
the Deposit Agreement to
which reference is hereby
made. Capitalized terms not
defined herein shall have
the meanings set forth in
the Deposit Agreement.
2. SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
      Upon surrender at the
Corporate Trust Office of
the Depositary of this
Receipt and upon payment of
the fee of the Depositary
provided in this Receipt and
subject to the terms and
conditions of the Deposit
Agreement the Owner hereof
is entitled to delivery as
promptly as practicable to
him or upon his order of the
amount of Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by
the delivery of a
certificates in the name of
the Owner hereof or as
ordered by him or by
certificates properly
endorsed or accompanied by
proper instruments of
transfer to such Owner or as
ordered by him and b any
other securities property
and cash to which such Owner
is then entitled in respect
of this Receipt to such
Owner or as ordered by him.
Such delivery will be made
at the option of the Owner
hereof either at the office
of the Custodian or at the
Corporate Trust Office of
the Depositary provided that
the forwarding of
certificates for Shares or
other Deposited Securities
for such delivery at the
Corporate Trust Office of
the Depositary shall be at
the risk and expense of the
Owner hereof.
Notwithstanding any other
provision of the Deposit
Agreement or this Receipt
the surrender of outstanding
Receipts and withdrawal of
Deposited Securities may be
suspended only for i
temporary delays caused by
closing the transfer books
of the Depositary or the
Company or the deposit of
Shares in connection with
voting at a shareholders
meeting or the payment of
dividends ii the payment of
fees taxes and similar
charges and iii compliance
with any U.S. or foreign
laws or governmental
regulations relating to the
Receipts or to the
withdrawal of the Deposited
Securities.
3. TRANSFERS SPLITUPS AND
COMBINATIONS OF RECEIPTS.
      The transfer of this
Receipt is registrable on
the books of the Depositary
at its Corporate Trust
Office by the Owner hereof
in person or by a duly
authorized attorney upon
surrender of this Receipt
properly endorsed for
transfer or accompanied by
proper instruments of
transfer and funds
sufficient to pay any
applicable transfer taxes
and the expenses of the
Depositary and upon
compliance with such
regulations if any as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts or may be combined
with other such Receipts
into one Receipt evidencing
the same aggregate number of
American Depositary Shares
as the Receipt or Receipts
surrendered.  As a condition
precedent to the execution
and delivery registration of
transfer splitup combination
or surrender of any Receipt
or withdrawal of any
Deposited Securities the
Depositary the Company the
Custodian or Registrar may
require payment from the
depositor of Shares or the
presentor of the Receipt of
a sum sufficient to
reimburse it for any tax or
other governmental charge
and any stock transfer or
registration fee with
respect thereto including
any such tax or charge and
fee with respect to Shares
being deposited or withdrawn
and payment of any
applicable fees as provided
in this Receipt may require
the production of proof
satisfactory to it as to the
identity and genuineness of
any signature and may also
require compliance with such
reasonable regulations as
the Depositary may establish
consistent with the
provisions of the Deposit
Agreement or this Receipt.
      The delivery of
Receipts against deposits of
Shares generally or against
deposits of particular
Shares may be suspended or
the transfer of Receipts in
particular instances may be
refused or the registration
of transfer of outstanding
Receipts generally may be
suspended during any period
when the transfer books of
the Depositary are closed or
if any such action is deemed
in good faith necessary or
advisable by the Depositary
or the Company at any time
or from time to time because
of any requirement of the
Companys Articles of
Association or of applicable
law or regulation or of any
government or governmental
body or commission or any
securities exchange on which
the Receipts may be listed
or under any provision of
the Deposit Agreement or
this Receipt or the
provisions of or governing
Deposited Securities or any
meeting of shareholders of
the Company or for any other
reason subject to Article 22
hereof.  Without limitation
of the foregoing the
Depositary shall not
knowingly accept for deposit
under the Deposit Agreement
any Shares required to be
registered under the
provisions of the Securities
Act of 1933 unless a
registration statement is in
effect as to such Shares.
The Depositary will use its
best efforts to comply with
written instructions of the
Company to not accept for
deposit under the Deposit
Agreement any Shares
identified in such
instructions at such times
and under such circumstances
as may reasonably be
specified in such
instructions in order to
facilitate the Companys
compliance with the
securities laws in the
United States.
4. LIABILITY OF OWNER FOR
TAXES.
      If any tax or other
governmental charge shall
become payable with respect
to any Receipt or any
Deposited Securities
represented hereby such tax
or other governmental charge
shall be payable by the
Owner or Beneficial Owner
hereof to the Depositary.
The Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced
by such Receipt until such
payment is made and may
withhold any dividends or
other distributions or may
sell for the account of the
Owner or Beneficial Owner
hereof any part or all of
the Deposited Securities
represented by the American
Depositary Shares evidenced
by this Receipt and may
apply such dividends or
other distributions or the
proceeds of any such sale in
payment of such tax or other
governmental charge and the
Owner or Beneficial Owner
hereof shall remain liable
for any deficiency.
5. WARRANTIES OF DEPOSITORS.
      Every person
depositing Shares under the
Deposit Agreement shall be
deemed thereby to represent
and warrant that such Shares
and each certificate
therefor are validly issued
fully paid nonassessable and
free of any preemptive
rights of the holders of
outstanding Shares and that
the person making such
deposit is duly authorized
so to do.  Every such person
shall also be deemed to
represent that the deposit
of such Shares and the sale
of Receipts evidencing
American Depositary Shares
representing such Shares by
that person are not
restricted under the
Securities Act of 1933.
Such representations and
warranties shall survive the
deposit of Shares and
issuance of Receipts.
6. FILING PROOFS
CERTIFICATES AND OTHER
INFORMATION.
      Any person presenting
Shares for deposit or any
Owner or Beneficial Owner of
a Receipt may be required
from time to time to file
with the Depositary or the
Custodian such proof of
citizenship or residence
exchange control approval
legal or beneficial
ownership of Receipts
Deposited Securities or
other securities or such
information relating to the
registration on the books of
the Company or the Foreign
Registrar if applicable to
execute such certificates
and to make such
representations and
warranties as the Depositary
reasonably may deem
necessary or proper or as
the Company may require by
written request to the
Depositary or the Custodian.
The Depositary may withhold
the delivery or registration
of transfer of any Receipt
or the distribution of any
dividend or sale or
distribution of rights or of
the proceeds thereof or the
delivery of any Deposited
Securities until such proof
or other information is
filed or such certificates
are executed or such
representations and
warranties made to the
Companys and the Depositarys
satisfaction.  No Share
shall be accepted for
deposit unless accompanied
by evidence reasonably
satisfactory to the
Depositary that any
necessary approval has been
granted by any governmental
body in the United Kingdom
which is then performing the
function of the regulation
of currency exchange.
7. CHARGES OF DEPOSITARY.
      The Company agrees to
pay the fees and reasonable
expenses of the Depositary
and those of any Registrar
only in accordance with
agreements in writing
entered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such fees and
expenses to the Company once
every three months.  The
fees and expenses of the
Custodian are for the sole
account of the Depositary.
      The following charges
shall be incurred by any
party depositing or
withdrawing Shares or by any
party surrendering Receipts
or to whom Receipts are
issued including without
limitation issuance pursuant
to a stock dividend or stock
split declared by the
Company or an exchange
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of
the Deposit Agreement
whichever applicable 1 taxes
and other governmental
charges 2 such registration
fees as may from time to
time be in effect for the
registration of transfers of
Shares generally on the
Share register of the
Company or Foreign Registrar
and applicable to transfers
of Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals under the
Deposit Agreement 3 such
cable telex and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement 4 such
reasonable expenses as are
incurred by the Depositary
in the conversion of foreign
currency pursuant to Section
4.5 of the Deposit Agreement
5 a fee of $5.00 or less per
100 American Depositary
Shares or portion thereof
for the execution and
delivery of Receipts
pursuant to Section 2.3 4.3
or 4.4 and the surrender of
Receipts pursuant to Section
2.5 or 6.2 of the Deposit
Agreement 6 a fee of $.02 or
less per American Depositary
Share or portion thereof for
any cash distribution made
pursuant to the Deposit
Agreement including but not
limited to Sections 4.1
through 4.4 thereof and 7 a
fee for the distribution of
securities pursuant to
Section 4.2 of the Deposit
Agreement such fee being in
an amount equal to the fee
for the execution and
delivery of American
Depositary Shares referred
to above which would have
been charged as a result of
the deposit of such
securities for purposes of
this clause 7 treating all
such securities as if they
were Shares but which
securities are instead
distributed by the
Depositary to Owners.
      The Depositary subject
to Article 8 hereof may own
and deal in any class of
securities of the Company
and its affiliates and in
Receipts.
8. LOANS AND PRERELEASE OF
SHARES AND RECEIPTS.
      Unless requested in
writing by the Company to
cease doing so the
Depositary may
notwithstanding Section 2.03
of the Deposit Agreement
execute and deliver Receipts
prior to the receipt of
Shares pursuant to Section
2.02 of the Deposit
Agreement PreRelease.  The
Depositary may pursuant to
Section 2.05 of the Deposit
Agreement deliver Shares
upon the receipt and
cancellation of Receipts
which have been PreReleased
whether or not such
cancellation is prior to the
termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares
in satisfaction of a
PreRelease.  Notwithstanding
any provision to the
contrary in the Deposit
Agreement or this Receipt
neither the Depositary nor
the Custodian shall deliver
Shares in any manner or
otherwise permit Shares to
be withdrawn from the
facility created by this
Agreement except upon the
receipt and cancellation of
Receipts.  Each PreRelease
will be a preceded or
accompanied by a written
representation and agreement
from the person to whom
Receipts are to be delivered
the PreReleasee that the
PreReleasee or its customer
i owns the Shares or
Receipts to be remitted as
the case may be ii assigns
all beneficial rights title
and interest in such Shares
or Receipts as the case may
be to the Depositary in its
capacity as such and for the
benefit of the Owners and
iii will not take any action
with respect to such Shares
or Receipts as the case may
be that is inconsistent with
the transfer of beneficial
ownership including without
the consent of the
Depositary disposing of such
Shares or Receipts as the
case may be other than in
satisfaction of such
PreRelease b at all times
fully collateralized with
cash U.S. government
securities or such other
collateral as the Depositary
determines in good faith
will provide substantially
similar liquidity and
security c terminable by the
Depositary on not more than
five 5 business days notice
and d subject to such
further indemnities and
credit regulations as the
Depositary deems
appropriate.  The number of
Shares not deposited but
represented by American
Depositary Shares
outstanding at any time as a
result of PreReleases will
not normally exceed thirty
percent 30% of the Shares
deposited under the Deposit
Agreement provided however
that the Depositary reserves
the right to disregard such
limit from time to time as
it reasonably deems
appropriate and may with the
prior written consent of the
Company change such limit
for purposes of general
application.  The Depositary
will also set Dollar limits
with respect to PreRelease
transactions to be entered
into under the Deposit
Agreement with any
particular PreReleasee on a
casebycase basis as the
Depositary deems
appropriate.  For purposes
of enabling the Depositary
to fulfill its obligations
to the Owners under the
Deposit Agreement the
collateral referred to in
clause b above shall be held
by the Depositary as
security for the performance
of the PreReleasees
obligations to the
Depositary in connection
with a PreRelease
transaction including the
PreReleasees obligation to
deliver Shares or Receipts
upon termination of a
PreRelease transaction and
shall not for the avoidance
of doubt constitute
Deposited Securities under
the Deposit Agreement.
      The Depositary may
retain for its own account
any compensation received by
it in connection with the
foregoing.
9. TITLE TO RECEIPTS.
      It is a condition of
this Receipt and every
successive holder and Owner
of this Receipt by accepting
or holding the same consents
and agrees that title to
this Receipt when properly
endorsed or accompanied by
proper instruments of
transfer is transferable by
delivery with the same
effect as in the case of a
negotiable instrument
provided however that the
Company and the Depositary
notwithstanding any notice
to the contrary may treat
the person in whose name
this Receipt is registered
on the books of the
Depositary as the absolute
owner hereof for the purpose
of determining the person
entitled to distribution of
dividends or other
distributions or to any
notice provided for in the
Deposit Agreement and for
all other purposes.
10. VALIDITY OF RECEIPT.
      This Receipt shall not
be entitled to any benefits
under the Deposit Agreement
or be valid or obligatory
for any purpose unless this
Receipt shall have been
executed by the Depositary
by the manual or facsimile
signature of a duly
authorized signatory of the
Depositary and if a
Registrar for the Receipts
shall have been appointed
countersigned by the manual
or facsimile signature of a
duly authorized officer of
the Registrar.
11. REPORTS INSPECTION OF
TRANSFER BOOKS.
      The Company currently
furnishes the Securities and
Exchange Commission
hereinafter called the
Commission with certain
public reports and documents
required by the laws of
England or otherwise under
Rule 12g32b under the
Securities Exchange Act of
1934.
      Such public reports
and documents can be
inspected and copied at
public reference facilities
maintained by the Commission
located at Judiciary Plaza
450 Fifth Street N.W.
Washington D.C. 20549.
Should the Company become
subject to additional
information requirements it
will in accordance therewith
file reports and other
information with the
Commission.
      The Depositary will
make available for
inspection by Owners of
Receipts at its Corporate
Trust Office any reports and
communications including any
proxy soliciting material
received from the Company
which are both a received by
the Depositary the Custodian
or a nominee of either as
the holder of the Deposited
Securities and b made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary shall also
upon written request send to
the Owners of Receipts
copies of such reports
furnished by the Company
pursuant to the Deposit
Agreement.
      The Depositary shall
keep books for the
registration of Receipts and
transfers of Receipts which
at all reasonable times
shall be open for inspection
by the Owners of Receipts
provided that such
inspection shall not be for
the purpose of communicating
with Owners of Receipts in
the interest of a business
or object other than the
business of the Company or a
matter related to the
Deposit Agreement or the
Receipts.
      The Depositary may
close the transfer books at
any time or from time to
time when reasonably deemed
expedient by it in
connection with the
performance of its duties
hereunder and shall do so at
the reasonable request of
the Company provided that
any such closing of the
transfer books shall be
subject to the provisions of
Section 2.6 of the Deposit
Agreement which limit the
suspension of withdrawals of
Shares.
12. DIVIDENDS AND
DISTRIBUTIONS.
      Whenever the
Depositary shall receive any
cash dividend or other cash
distribution on any
Deposited Securities the
Depositary shall as promptly
as practicable after its
receipt thereof if at the
time of receipt thereof any
amounts received in a
foreign currency can in the
judgment of the Depositary
be converted on a reasonable
basis into United States
dollars transferable to the
United States and subject to
the Deposit Agreement
convert such dividend or
distribution into Dollars
and shall as promptly as
practicable distribute the
amount thus received net of
the fees of the Depositary
as provided in the Deposit
Agreement if applicable to
the Owners of Receipts
entitled thereto provided
however that in the event
that the Company or the
Depositary shall be required
to withhold and does
withhold from such cash
dividend or such other cash
distribution in respect of
any Deposited Securities an
amount on account of taxes
the amount distributed to
the Owners of the Receipts
evidencing American
Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.
      Subject to the
provisions of Section 4.11
and 5.9 of the Deposit
Agreement whenever the
Depositary shall receive any
distribution other than a
distribution described in
Sections 4.1 4.3 or 4.4 of
the Deposit Agreement the
Depositary shall as promptly
as practicable after receipt
thereof cause the securities
or property received by it
to be distributed to the
Owners of Receipts entitled
thereto in any manner that
the Depositary may
reasonably deem equitable
and practicable for
accomplishing such
distribution provided
however that if in the
reasonable opinion of the
Depositary such distribution
cannot be made
proportionately among the
Owners of Receipts entitled
thereto or if for any other
reason the Depositary
reasonably deems such
distribution not to be
feasible the Depositary may
after consultation with the
Company adopt such method as
it may reasonably deem
equitable and practicable
for the purpose of effecting
such distribution including
but not limited to the
public or private sale of
the securities or property
thus received or any part
thereof and the net proceeds
of any such sale net of the
fees of the Depositary as
provided in Section 5.9 of
the Deposit Agreement shall
be distributed by the
Depositary to the Owners of
Receipts entitled thereto as
in the case of a
distribution received in
cash provided however that
no distribution to Owners
pursuant to Section 4.2 of
the Deposit Agreement shall
be unreasonably delayed by
any action of the Depositary
or any of its agents.
      If any distribution
upon any Deposited
Securities consists of a
dividend in or free
distribution of Shares the
Depositary may and shall if
the Company so requests
distribute as promptly as
practicable to the Owners of
outstanding Receipts
entitled thereto additional
Receipts evidencing an
aggregate number of American
Depositary Shares
representing the amount of
Shares received as such
dividend or free
distribution subject to the
terms and conditions of the
Deposit Agreement with
respect to the deposit of
Shares and the issuance of
American Depositary Shares
evidenced by Receipts
including the withholding of
any tax or other
governmental charge as
provided in Section 4.11 of
the Deposit Agreement and
the payment of the fees of
the Depositary as provided
in Section 5.9 of the
Deposit Agreement.  In lieu
of delivering Receipts for
fractional American
Depositary Shares in any
such case the Depositary
shall sell the amount of
Shares represented by the
aggregate of such fractions
and distribute the net
proceeds all in the manner
and subject to the
conditions set forth in the
Deposit Agreement provided
however that no distribution
to Owners pursuant to
Section 4.3 of the Deposit
Agreement shall be
unreasonably delayed by any
action of the Depositary or
any of its agents.  If
additional Receipts are not
so distributed each American
Depositary Share shall
thenceforth also represent
the additional Shares
distributed upon the
Deposited Securities
represented thereby.
      In connection with any
distribution to Owners the
Company will remit to the
appropriate governmental
authority or agency all
amounts if any required to
be withheld and owing to
such authority or agency by
the Company and the
Depositary and the Custodian
will remit to the
appropriate governmental
authority or agency all
amounts if any required to
be withheld and owing to
such authority or agency by
the Depositary or the
Custodian.  The Depositary
will forward to the Company
such information from its
records as the Company may
reasonably request to enable
the Company to file
necessary reports with
governmental authorities or
agencies and either the
Company or the Depositary
may file any such reports
necessary to obtain benefits
under any applicable tax
treaties for Owners.
      In the event that the
Depositary determines that
any distribution in property
including Shares and rights
to subscribe therefor is
subject to any tax or other
governmental charge which
the Depositary is obligated
to withhold the Depositary
may by public or private
sale dispose of all or a
portion of such property
including Shares and rights
to subscribe therefor in
such amounts and in such
reasonable manner as the
Depositary deems necessary
and practicable to pay any
such taxes or charges and
the Depositary shall as
promptly as practicable
distribute the net proceeds
of any such sale after
deduction of such taxes or
charges to the Owners of
Receipts entitled thereto.
      The Depositary and the
Company agree to use
reasonable efforts to make
and maintain arrangements
from time to time to enable
persons that are considered
United States residents for
purposes of applicable law
to receive any rebates tax
credits or other benefits
pursuant to treaty or
otherwise relating to
distributions on the
American Depositary Shares
to which such persons are
entitled provided however
that neither the Company nor
the Depositary as the case
may be shall be required to
follow any procedures or
participate in any
arrangements relating to the
refund of withholding tax if
it determines in good faith
that its participation in
the refund process is no
longer lawful or feasible.
13. CONVERSION OF FOREIGN
CURRENCY.
      Whenever the
Depositary or the Custodian
shall receive foreign
currency by way of dividends
or other distributions or
the net proceeds from the
sale of securities property
or rights and if at the time
of the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into
Dollars and the resulting
Dollars transferred to the
United States the Depositary
shall convert or cause to be
converted as promptly as
practicable by sale or in
any other manner that it may
determine such foreign
currency into Dollars and
such Dollars shall be
promptly distributed to the
Owners entitled thereto or
if the Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof
to such Dollars then to the
holders of such warrants
andor instruments upon
surrender thereof for
cancellation.  Such
distribution may be made
upon an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions the
date of delivery of any
Receipt or otherwise and
shall be net of any
reasonable expenses of
conversion into Dollars
incurred by the Depositary
as provided in Section 5.9
of the Deposit Agreement.
      If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof the
Depositary shall file such
application for approval or
license as promptly as
practicable.
      If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary or the
Custodian is not pursuant to
applicable law convertible
in whole or in part on a
reasonable basis into
Dollars transferable to the
United States or if any
approval or license of any
government or agency thereof
which is required for such
conversion is denied or in
the reasonable opinion of
the Depositary cannot be
obtained in a reasonable
amount of time or if any
such approval or license is
not obtained within a
reasonable period as
reasonably determined by the
Depositary the Depositary
shall a as to that portion
of the foreign currency that
is convertible into Dollars
make such conversion and to
the extent permitted by
applicable law transfer such
Dollars to the United States
for distribution as promptly
as practicable in accordance
with the first paragraph of
Section 4.5 of the Deposit
Agreement and b as to the
inconvertible balance if any
i if requested by an Owner
distribute the foreign
currency or an appropriate
document evidencing the
right to receive such
foreign currency received by
the Depositary to such Owner
and ii if not so requested
by an Owner may hold such
foreign currency uninvested
and without liability for
interest thereon for the
respective accounts of the
Owners entitled to receive
the same.
14. RIGHTS.
      In the event that the
Company shall offer or cause
to be offered to the holders
of any Deposited Securities
any rights to subscribe for
additional Shares or any
rights of any other nature
the Depositary shall after
consultation with the
Company have discretion as
to the procedure to be
followed in making rights
available to any Owners or
in disposing of such rights
on behalf of any Owners and
making as promptly as
practicable the net proceeds
available to such Owners or
if by the terms of such
rights offering or for any
other reason the Depositary
may not either make such
rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners then the Depositary
shall allow the rights to
lapse.  If at the time of
the offering of any rights
the Depositary determines
after consultation with the
Company in its reasonable
discretion that it is lawful
and feasible to make such
rights available to all
Owners or to certain Owners
but not to other Owners the
Depositary may distribute to
any Owner to whom it
determines the distribution
to be lawful and feasible in
proportion to the number of
American Depositary Shares
held by such Owner warrants
or other instruments
therefor in such form as it
deems appropriate.
      In circumstances in
which rights would otherwise
not be distributed if an
Owner of Receipts requests
the distribution of warrants
or other instruments in
order to exercise the rights
allocable to the American
Depositary Shares of such
Owner under the Deposit
Agreement the Depositary
will make such rights
available to such Owner as
promptly as practicable upon
written notice from the
Company to the Depositary
that a the Company has
elected in its sole
discretion to permit such
rights to be exercised and b
such Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable
law.
      If the Depositary has
distributed warrants or
other instruments for rights
to all or certain Owners
then upon instruction from
such an Owner pursuant to
such warrants or other
instruments to the
Depositary from such Owner
to exercise such rights upon
payment by such Owner to the
Depositary for the account
of such Owner of an amount
equal to the purchase price
of the Shares to be received
upon the exercise of the
rights and upon payment of
the fees of the Depositary
and any other charges as set
forth in such warrants or
other instruments the
Depositary shall on behalf
of such Owner exercise the
rights and purchase the
Shares and the Company shall
cause the Shares so
purchased to be delivered to
the Depositary on behalf of
such Owner.  As agent for
such Owner the Depositary
will cause the Shares so
purchased to be deposited as
promptly as practicable
pursuant to Section 2.2 of
the Deposit Agreement and
shall as promptly as
practicable pursuant to
Section 2.3 of the Deposit
Agreement execute and
deliver Receipts to such
Owner.  In the case of a
distribution pursuant to the
second paragraph of this
Article such Receipts shall
be legended in accordance
with applicable U.S. laws
and shall be subject to the
appropriate restrictions on
sale deposit cancellation
and transfer under such
laws.
      If the Depositary
determines in its reasonable
discretion that it is not
lawful and feasible to make
such rights available to all
or certain Owners it may
sell the rights warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Owners to whom
it has determined it may not
lawfully or feasibly make
such rights available and
allocate the net proceeds of
such sales net of the fees
of the Depositary as
provided in Section 5.9 of
the Deposit Agreement and
all taxes and governmental
charges payable in
connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement for the account of
such Owners otherwise
entitled to such rights
warrants or other
instruments upon an averaged
or other practical basis
without regard to any
distinctions among such
Owners because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  Such proceeds
shall be distributed as
promptly as practicable in
accordance with Section 4.1
of the Deposit Agreement.
      The Depositary will
not offer rights to Owners
unless both the rights and
the securities to which such
rights relate are either
exempt from registration
under the Securities Act of
1933 with respect to a
distribution to Owners or
are registered under the
provisions of such Act
provided that nothing in the
Deposit Agreement shall
create any obligation on the
part of the Company to file
a registration statement
with respect to such rights
or underlying securities or
to endeavor to have such a
registration statement
declared effective.  If an
Owner of Receipts requests
distribution of warrants or
other instruments
notwithstanding that there
has been no such
registration under such Act
the Depositary shall not
effect such distribution
unless it has received an
opinion from recognized
counsel in the United States
for the Company upon which
the Depositary may rely that
such distribution to such
Owner is exempt from such
registration.
      The Depositary shall
not be responsible for any
failure to determine that it
may be lawful or feasible to
make such rights available
to Owners in general or any
Owner in particular.
15. RECORD DATES.
      Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be
made or whenever rights
shall be issued with respect
to the Deposited Securities
or whenever for any reason
the Depositary causes a
change in the number of
Shares that are represented
by each American Depositary
Share or whenever the
Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities the
Depositary shall fix a
record date which shall be
as near as practicable to
any corresponding record
date set by the Company a
for the determination of the
Owners of Receipts who shall
be i entitled to receive
such dividend distribution
or rights or the net
proceeds of the sale thereof
or ii entitled to give
instructions for the
exercise of voting rights at
any such meeting or b on or
after which each American
Depositary Share will
represent the changed number
of Shares subject to the
provisions of the Deposit
Agreement.
16. VOTING OF DEPOSITED
SECURITIES.
      Upon receipt of notice
of any meeting of holders of
Shares or other Deposited
Securities if requested in
writing by the Company the
Depositary shall as soon as
practicable thereafter mail
to the Owners of Receipts a
notice the form of which
notice shall be in the sole
discretion of the Depositary
which shall contain a such
information as is contained
in such notice of meeting b
a statement that the Owners
of Receipts as of the close
of business on a specified
record date will be entitled
subject to any applicable
provision of English law and
of the Articles of
Association of the Company
to instruct the Depositary
as to the exercise of the
voting rights if any
pertaining to the amount of
Shares or other Deposited
Securities represented by
their respective American
Depositary Shares and c a
statement as to the manner
in which such instructions
may be given including an
express indication that such
instructions may be given or
deemed given in accordance
with the last sentence of
this paragraph if no
instruction is received to
the Depositary to give a
discretionary proxy to a
person designated to the
Company.  Upon the written
request of an Owner of a
Receipt on such record date
received on or before the
date established by the
Depositary for such purpose
the Instruction Date the
Depositary shall endeavor in
so far as practicable to
vote or cause to be voted
the amount of Shares or
other Deposited Securities
represented by the American
Depositary Shares evidenced
by such Receipt in
accordance with the
instructions set forth in
such request.  The
Depositary shall not vote or
attempt to exercise the
right to vote that attaches
to the Shares or other
Deposited Securities other
than in accordance with such
instructions or deemed
instructions.  If no
instructions are received by
the Depositary from any
Owner with respect to any of
the Deposited Securities
represented by the American
Depositary Shares evidenced
by such Owners Receipts on
or before the Instruction
Date the Depositary shall
deem such Owner to have
instructed the Depositary to
give a discretionary proxy
to a person designated by
the Company with respect to
such Deposited Securities
and the Depositary shall
give a discretionary proxy
to a person designated by
the Company to vote such
Deposited Securities
provided that no such
instruction shall be given
with respect to any matter
as to which the Company
informs the Depositary that
x the Company does not wish
such proxy given y
substantial opposition
exists or z such matter
materially and adversely
affects the rights of
holders of Shares or other
Deposited Securities.
      Although the
Depositary shall endeavor
insofar as practicable to
deliver the notice described
in the preceding paragraph
reasonably in advance of the
Instruction Date there can
be no assurance that Owners
generally or any Owner in
particular will receive the
notice described in the
preceding paragraph
sufficiently prior to the
Instruction Date to ensure
that the Depositary will
vote the Shares or Deposited
Securities in accordance
with the provisions set
forth in the preceding
paragraph.
17. CHANGES AFFECTING
DEPOSITED SECURITIES.
      In circumstances where
the provisions of Section
4.3 of the Deposit Agreement
do not apply upon any change
in nominal value change in
par value splitup
consolidation cancellation
or any other
reclassification of
Deposited Securities or upon
any recapitalization
reorganization merger or
consolidation or sale of
assets affecting the Company
or to which it is a party
any securities which shall
be received by the
Depositary or a Custodian in
exchange for or in
conversion of or in respect
of Deposited Securities
shall be treated as new
Deposited Securities under
the Deposit Agreement and
American Depositary Shares
shall thenceforth represent
the new Deposited Securities
so received in exchange or
conversion unless additional
Receipts are delivered
pursuant to the following
sentence.  In any such case
the Depositary may with the
Companys approval and shall
if the Company shall so
request execute and deliver
additional Receipts as in
the case of a dividend in
Shares or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new
Deposited Securities.
18. LIABILITY OF THE COMPANY
AND DEPOSITARY.
      Neither the Depositary
nor the Company nor any of
their respective directors
employees agents or
affiliates shall incur any
liability to any Owner or
Beneficial Owner of any
Receipt if by reason of any
provision of any present or
future law or regulation of
the United States or any
other country or of any
governmental or regulatory
authority or stock exchange
or by reason of any
provision present or future
of the Articles of
Association of the Company
or by reason of any act of
God or war or other
circumstances beyond its
control the Depositary or
the Company shall be
prevented or forbidden from
or be subject to any civil
or criminal penalty on
account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed nor shall the
Depositary or the Company
nor any of their respective
directors employees agents
or affiliates incur any
liability to any Owner or
Beneficial Owner of a
Receipt by reason of any
nonperformance or delay
caused as aforesaid in the
performance of any act or
thing which by the terms of
the Deposit Agreement it is
provided shall or may be
done or performed or by
reason of any exercise of or
failure to exercise any
discretion provided for in
the Deposit Agreement.
Where by the terms of a
distribution pursuant to
Sections 4.1 4.2 or 4.3 of
the Deposit Agreement or an
offering or distribution
pursuant to Section 4.4 of
the Deposit Agreement or for
any other reason the
Depositary is prevented or
prohibited from making such
distribution or offering
available to Owners of
Receipts or the Depositary
is prevented or prohibited
from disposing of such
distribution or offering on
behalf of such Owners and
making the net proceeds
available to such Owners
then the Depositary shall
not make such distribution
or offering and shall allow
any rights if applicable to
lapse.  Neither the Company
nor the Depositary assumes
any obligation or shall be
subject to any liability
under the Deposit Agreement
to Owners or Beneficial
Owners of Receipts except
that they agree to perform
their obligations
specifically set forth in
the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to
the validity or worth of the
Deposited Securities.
Neither the Depositary nor
the Company shall be under
any obligation to appear in
prosecute or defend any
action suit or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts
which in its opinion may
involve it in expense or
liability unless indemnity
satisfactory to it against
all expense and liability
shall be furnished as often
as may be required and the
Custodian shall not be under
any obligation whatsoever
with respect to such
proceedings the
responsibility of the
Custodian being solely to
the Depositary.  Neither the
Depositary nor the Company
shall be liable for any
action or nonaction by it in
reliance upon the advice of
or information from legal
counsel accountants any
person presenting Shares for
deposit any Owner or holder
of a Receipt or any other
person believed by it in
good faith to be competent
to give such advice or
information.  The Depositary
shall not be liable for any
acts or omissions made by a
successor depositary whether
in connection with a
previous act or omission of
the Depositary or in
connection with any matter
arising wholly after the
removal or resignation of
the Depositary provided that
in connection with the issue
out of which such potential
liability arises the
Depositary performed its
obligations without
negligence or bad faith
while it acted as
Depositary.  The Depositary
shall not be responsible for
any failure to carry out any
instructions to vote any of
the Deposited Securities or
for the manner in which any
such vote is cast or the
effect of any such vote
provided that any such
action or nonaction is in
good faith.  The Company
agrees to indemnify the
Depositary its directors
employees agents and
affiliates and any Custodian
the indemnified persons
against and hold each of
them harmless from any
liability or expense
including but not limited to
the reasonable fees and
expenses of counsel which
may arise out of acts
performed or omitted in
accordance with the
provisions of the Deposit
Agreement and of the
Receipts as the same may be
amended modified or
supplemented from time to
time i by either the
Depositary or a Custodian or
their respective directors
employees agents and
affiliates except for any
liability or expense arising
out of the negligence or bad
faith of either of them or
ii by the Company or any of
its directors employees
agents and affiliates.
      The indemnities
contained in the preceding
paragraph shall not extend
to any liability or expense
which arises solely and
exclusively out of a
PreRelease as defined in
Section 2.09 of the Deposit
Agreement of a Receipt or
Receipts in accordance with
Section 2.09 of the Deposit
Agreement and which would
not otherwise have arisen
had such Receipt or Receipts
not been the subject of a
PreRelease pursuant to
Section 2.09 of the Deposit
Agreement provided however
that the indemnities
provided in the preceding
paragraph shall apply to any
such liability or expense i
to the extent that such
liability or expense would
have arisen had a Receipt or
Receipts not been the
subject of a PreRelease or
ii which may arise out of
any misstatement or alleged
misstatement or omission or
alleged omission in any
registration statement proxy
statement prospectus or
placement memorandum or
preliminary prospectus or
preliminary placement
memorandum relating to the
offer or sale of American
Depositary Shares except to
the extent any such
liability or expense arises
out of a information
relating to the Depositary
or any Custodian other than
the Company as applicable
furnished in writing and not
materially changed or
altered by the Company
expressly for use in any of
the foregoing documents or b
if such information is
provided the failure to
state a material fact
necessary to make the
information provided not
misleading.
      The obligations set
forth in Section 5.8 of the
Deposit Agreement shall
survive the termination of
the Deposit Agrement and the
succession or substitution
of any indemnified person.
      No disclaimer of
liability under the
Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.
19. RESIGNATION AND REMOVAL
OF THE DEPOSITARY.
      The Depositary may at
any time resign as
Depositary under the Deposit
Agreement by written notice
of its election so to do
delivered to the Company
such resignation to take
effect upon the appointment
of a successor depositary
and its acceptance of such
appointment as provided in
the Deposit Agreement.  The
Depositary may at any time
be removed by the Company by
written notice of such
removal effective upon the
appointment of a successor
depositary and its
acceptance of such
appointment as provided in
the Deposit Agreement.
Whenever the Depositary in
its discretion determines
that it is in the best
interest of the Owners of
Receipts to do so it may
appoint substitute or
additional custodian or
custodians.
20. AMENDMENT.
      The form of the
Receipts and any provisions
of the Deposit Agreement may
at any time and from time to
time be amended by agreement
between the Company and the
Depositary in any respect
which they may deem
necessary or desirable.  Any
amendment which shall impose
or increase any fees or
charges other than taxes and
other governmental charges
registration fees cable
telex or facsimile
transmission costs delivery
costs or other such expenses
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts shall however not
become effective as to
outstanding Receipts until
the expiration of 30 days
after notice of such
amendment shall have been
given to the Owners of
outstanding Receipts.  Every
Owner of a Receipt at the
time any amendment so
becomes effective shall be
deemed by continuing to hold
such Receipt to consent and
agree to such amendment and
to be bound by the Deposit
Agreement as amended
thereby.  In no event shall
any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except
in order to comply with
mandatory provisions of
applicable law.
21. TERMINATION OF DEPOSIT
AGREEMENT.
      The Depositary shall
at any time at the direction
of the Company terminate the
Deposit Agreement by mailing
notice of such termination
to the Owners of all
Receipts then outstanding at
least 90 days prior to the
date fixed in such notice
for such termination.  The
Depositary may likewise
terminate the Deposit
Agreement by mailing notice
of such termination to the
Company and the Owners of
all Receipts then
outstanding if at any time
180 days shall have expired
after the Depositary shall
have delivered to the
Company a written notice of
its election to resign and a
successor depositary shall
not have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination the
Owner of a Receipt will upon
a surrender of such Receipt
at the Corporate Trust
Office of the Depositary b
payment of the fee of the
Depositary for the surrender
of Receipts referred to in
Section 2.5 of the Deposit
Agreement and c payment of
any applicable taxes or
governmental charges be
entitled to delivery to him
or upon his order of the
amount of Deposited
Securities represented by
the American Depositary
Shares evidenced by such
Receipt.  If any Receipts
shall remain outstanding
after the date of
termination the Depositary
thereafter shall discontinue
the registration of
transfers of Receipts shall
suspend the distribution of
dividends to the Owners
thereof and shall not give
any further notices or
perform any further acts
under the Deposit Agreement
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities shall
sell rights as provided in
the Deposit Agreement and
shall continue to deliver
Deposited Securities
together with any dividends
or other distributions
received with respect
thereto and the net proceeds
of the sale of any rights or
other property in exchange
for Receipts surrendered to
the Depositary after
deducting in each case the
fee of the Depositary for
the surrender of a Receipt
any expenses for the account
of the Owner of such Receipt
in accordance with the terms
and conditions of the
Deposit Agreement and any
applicable taxes or
governmental charges.  At
any time after the
expiration of one year from
the date of termination the
Depositary may sell the
Deposited Securities then
held under the Deposit
Agreement and may thereafter
hold uninvested the net
proceeds of any such sale
together with any other cash
then held by it thereunder
unsegregated and without
liability for interest for
the pro rata benefit of the
Owners of Receipts which
have not theretofore been
surrendered such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale the Depositary shall be
discharged from all
obligations under the
Deposit Agreement except to
account for such net
proceeds and other cash
after deducting in each case
the fee of the Depositary
for the surrender of a
Receipt any expenses for the
account of the Owner of such
Receipt in accordance with
the terms and conditions of
the Deposit Agreement and
any applicable taxes or
governmental charges.  Upon
the termination of the
Deposit Agreement the
Company shall be discharged
from all obligations under
the Deposit Agreement except
for its obligations to the
Depositary under Sections
5.8 and 5.9 of the Deposit
Agreement.
22. COMPLIANCE WITH U.S.
SECURITIES LAWS.
      Notwithstanding
anything in the Deposit
Agreement or this Receipt to
the contrary the Company and
the Depositary each agrees
that it will not exercise
any rights it has under the
Deposit Agreement to prevent
the withdrawal or delivery
of Deposited Securities in a
manner which would violate
the U.S. securities laws
including but not limited to
Section I.A.1 of the General
Instructions to the Form F6
Registration Statement as
amended from time to time
under the Securities Act of
1933.
23. DISCLOSURE OF BENEFICIAL
OWNERSHIP.
      Notwithstanding any
other provision of the
Deposit Agreement to the
contrary each Owner and
Beneficial Owner of a
Receipt agrees to provide
such information as the
Company may request in a
disclosure notice a
Disclosure Notice given
pursuant to the United
Kingdom Companies Act 1985
as amended from time to time
and including any statutory
modification or reenactment
thereof the Companies Act or
the Companys Memorandum and
Articles of Association.
Each Owner and Beneficial
Owner of a Receipt
acknowledges that it
understands that failure to
comply with a Disclosure
Notice may result in the
imposition of sanctions
against the holder of the
Shares in respect of which
the noncomplying Owner or
Beneficial Owner is or was
or appears to be or has been
interested as provided in
the Companies Act and the
Companys Memorandum and
Articles of Association
including without limitation
the withdrawal of voting
rights or in certain
circumstances in relation to
the noncomplying Owner the
withholding of any payments
including dividends and
payments of a capital nature
in respect of the Shares
represented by such American
Depositary Shares voiding
any transfers of the Shares
represented by such American
Depositary Shares
prohibiting the issuance of
additional shares by way of
rights or bonus entitlement
in respect of the Shares
represented by such American
Depositary Shares and the
nullification of any
agreement to effect any of
the acts subject to the
restrictions by virtue of
the sanctions.
      In addition each Owner
and Beneficial Owner of a
Receipt agrees to comply
with the provisions of the
Companies Act with regard to
the notification to the
Company of interests in
Shares which currently
provide inter alia that any
holder of Receipts or other
person who is or becomes
directly or indirectly
interested within the
meaning of the Companies Act
in 3% or more of the
outstanding Shares or is
aware that another person
for whom it holds such
Receipts or owns such
interest in American
Depositary Shares is so
interested must within two
United Kingdom business days
after becoming so interested
or so aware and thereafter
in certain circumstances
upon any change of at least
one percent 1% of the
outstanding Shares notify
the Company as required by
the Companies Act.  Each
Owner and Beneficial Owner
of a Receipt acknowledges
that it understands that
failure to comply with the
Companies Act in this regard
may similarly result in the
imposition of the sanctions
described in the first
paragraph of this Article
23.
      In the event that the
Company determines that
there has been a failure to
comply with a Disclosure
Notice with respect to any
Deposited Securities and
that sanctions are to be
imposed against such
Deposited Securities
pursuant to the Companies
Act by a court of competent
jurisdiction or the Companys
Memorandum and Articles of
Association by the Company
the Company shall so notify
the Depositary giving full
details thereof and shall
instruct the Depositary in
writing as to the
application of such
sanctions to the Deposited
Securities.  Except as
prohibited by applicable law
the Depositary agrees to use
reasonable efforts to comply
with any such instructions
requesting that the
Depositary take the
reasonable and feasible
actions specified therein to
apply such sanctions.
      If the Company
requests information from
the Depositary or the
Custodian as the registered
holders of Shares pursuant
to the Companys Memorandum
and Articles of Association
or the Companies Act the
Depositary agrees to use and
to cause the Custodian to
use reasonable efforts to
comply with any reasonable
instructions received from
the Company requesting the
Depositary to take the
reasonable actions specified
therein to obtain such
information.

 43

500481.DOC